UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)  July 1, 2002


                              SDC INTERNATIONAL, INC.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)

        Delaware                      0-27520               75-2583767
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
   of incorporation or              File Number)        Identification No.)
        organization)


                          777 S. Flagler, 8th Floor West
                           W. Palm Beach, Florida 33401
          ------------------------------------------------------------
          (Address, including zip code, of principal executive office)


                                 (561) 882-9300
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                 Not applicable
                 ---------------------------------------------
                 (Former name, former address and fiscal year,
                          if changed since last report)


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ITEM 4.  Changes in Registrant's Certifying Accountant

On July 2, 2002, SDC International, Inc. (the "registrant") appointed BDO CS s.r.o., the Czech Pepublic affiliate of BDO International, to audit the registrant's consolidated financial statements. Under the terms of the engagement agreement, BDO CS s.r.o. will audit the financial statements of TATRA, a.s., the registrant's subsidiary and principal operating entity, and BDO Seidman, LLP. the U.S. affiliate of BDO International, will perform audit procedures on U.S. operations, in accordance with auditing standards generally accepted
in the United States of America.   At the conclusion of the audit, BDO
CS s.r.o. will submit to the registrant a report containing its opinion as to whether the registrant's consolidated financial statements, taken as a whole, are fairly presented based on accounting principles generally accepted in the United States of America. BDO Seidman, LLP will assist as necessary in the examination of such consolidated financial statements prepared under such principles.

A copy of the press release announcing the foregoing engagement is attached to this Form 8-K as Exhibit 99.1.


ITEM 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(c)      Exhibits.

99.1     Press release dated July 2, 2002.




                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SDC INTERNATIONAL, INC.

Date:	July 2, 2002			By:    /s/ Ronald A. Adams
                                           -------------------------------
                                           Ronald A. Adams
                                           Chairman of the Board and
                                           Chief Executive Officer


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                          EXHIBIT INDEX


Exhibit        Description
-------        -----------
99.1
               Press Release dated July 2, 2002.



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